Exhibit 4

      NUMBER                                              SHARES

FH

   COMMON STOCK                 [LOGO]                 COMMON STOCK
  PAR VALUE $.01                                      SEE REVERSE FOR
                                                    CERTAIN DEFINITIONS

                          FINE HOST CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                    CUSIP 317832 10 3

THIS CERTIFIES that





is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

- -----------------------------                       ---------------------------
- ----------------------------- FINE HOST CORPORATION ---------------------------
- -----------------------------                       ---------------------------

(hereinafter called the "Corporation") transferable on the books of the Corporation only by the registered holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware, the certificate of incorporation of the Corporation, as amended and the By-Laws of the Corporation and as amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                            [CERTIFICATE OF STOCK]



   IN WITNESS WHEREOF the Corporation has caused this Certificate to be executed by the facsimilar signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:


                                 FINE HOST CORPORATION
                                       CORPORATE

                                         SEAL
                                         1985
                                       DELAWARE

/s/ Randy B. Spector                                /s/ Richard E. Kerley
EXECUTIVE VICE PRESIDENT                                PRESIDENT



COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
   (JERSEY CITY, NEW JERSEY)    TRANSFER AGENT
                                AND REGISTRAR

                        AUTHORIZED OFFICER

                                 FINE HOST CORPORATION
   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- ____________ Custodian _____________
                                                              (Cust)              (Minor)
TEN ENT -- as tenants by the entireties                       under Uniform Gifts to Minors Act

JT TEN -- as joint tenants with right of
          survivorship and not as tenants                     _______________________
          in common                                               (State)

        Additional abbreviations may also be used though not in the above list.


    For value received, ___________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------
/                                      /
/                                      /
/                                      /
- ---------------------------------------

- -------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------- shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------



        ---------------------------------------------------------------------
        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
NOTICE: ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:


- ---------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.